STATEMENT OF ADDITIONAL INFORMATION
BBH MONEY MARKET FUND
Regular Shares
Institutional Shares

140 Broadway, New York, New York 10005

October 31, 2009
As Revised on May 28, 2010

BBH Money Market Fund (the “Fund”) is a separate and diversified series of BBH Trust (the “Trust”).  The Fund currently offers two classes of shares designated as Regular Shares and Institutional Shares.

This Statement of Additional Information (“SAI”) is not a Prospectus and provides new and additional information beyond that contained in the Prospectus. This SAI should be read in conjunction with the Fund’s Prospectus dated October 31, 2009, as supplemented from time to time. The Fund’s Annual Report dated June 30, 2009 is incorporated herein by reference. Obtain the Fund’s Prospectus and Annual Report without charge by calling 1-800-625-5759.

OVERVIEW

BBH Trust (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").  The Trust is a Delaware statutory trust organized on October 28, 2005.

The Trust has a combined Investment Advisory and Administrative Services Agreement (“Agreement”) with Brown Brothers Harriman & Co. (“BBH”). BBH provides investment advice to registered mutual funds through a separately identifiable department (the “SID” or the “Investment Adviser”). The SID is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. BBH provides administrative services to each series of the Trust.

The Fund is a money market mutual fund. The investment objective of the Fund is fundamental and may not be changed without the approval of the shareholders.  Except as expressly noted otherwise in the prospectus, the Fund’s investment policies and strategies may be changed without shareholder approval.  Money market mutual funds are designed to be a cost effective and convenient means of making substantial investments in tax exempt or taxable money market instruments. However, there can be no assurance that the Fund will be able to achieve its investment objective.

The Fund is a successor to a mutual fund of the same name (the “Predecessor Fund”). The Fund has the same investment objective and policies as its Predecessor Fund.

INVESTMENT OBJECTIVE AND POLICIES
The following supplements the information contained in the Fund’s Prospectus concerning the investment objective and policies of the Fund. There can be no assurance that the investment objective of the Fund will be achieved.

The investment objective of the Fund is to provide investors with as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust seeks to achieve the investment objective of the Fund by investing in high quality, short-term money market instruments. The Fund adheres to the following operating policies, which may be changed without shareholder or investor approval:

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Interest Rate Risk Control. The dollar-weighted average maturity of the Fund will be limited to 60 days.  The dollar weighted average life of the Fund will be limited to 120 days  Both the dollar-weighted average maturity and the dollar weighted average life are calculated as described in Rule 2a-7 under the 1940 Act (“Rule 2a-7”).

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Liquidity.  The Fund shall hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of the Fund’s obligations and any commitments the Fund has made to shareholders.  The Fund will maintain a minimum of 10% of its total assets in Daily Liquid Assets and a minimum of 30% in Weekly Liquid Assets, both as defined in Rule 2a-7.

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Issuer Diversification. The Fund will not invest more than 3% of its net assets in any one security by a non-government issuer at time of purchase with a time to maturity longer than 7 days.  Rule 2a-7 currently allows issuer concentrations of 5%.

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Credit Quality. The Fund will maintain a minimum of 50% of its net assets in securities rated A1+ by Standard & Poor's (“S&P”), and invest the balance of its assets in securities rated A1. Government securities, repurchase agreements and securities maturing in 7 days or less will be considered A1+ for these purposes.

SECURITIES IN WHICH THE FUND INVESTS

FIXED INCOME SECURITIES DESCRIPTIONS AND TECHNIQUES

Issuers of fixed income securities pay an interest rate that may be either a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will be greater or less than the security’s interest rate depending upon whether the cost of the security is less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following is a description of the various types of securities in which the Fund may invest.  Other Types of securities may become available that are similar to those described below in which the Fund also may invest, if consistent with its investment objective and policies.

VARIABLE AND FLOATING RATE INSTRUMENTS

These are securities whose interest rates are reset daily, weekly or at another periodic date. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

U.S. GOVERNMENT SECURITIES

These securities are issued or guaranteed by the U.S. government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

CORPORATE DEBT SECURITIES

Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER

Assets of the Fund may be invested in commercial paper including variable rate demand master notes issued by U.S. corporations or by non-U.S. corporations that are direct parents or subsidiaries of U.S. corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower's ability to pay on demand. At the date of investment, commercial paper must be rated within the highest credit-quality rating category for short-term debt obligations by at least two nationally recognized statistical rating organizations (“NRSROs”) (or by one, if only one NRSRO has rated the security) (e.g., Moody's and S&P) or, if unrated, are of comparable quality to securities within the highest credit-quality rating categories, as determined by or under the direction of the Board of Trustees. Any commercial paper issued by a non-U.S. corporation must be U.S. dollar-denominated and not subject to non-U.S. withholding tax at the time of purchase. Aggregate investments in liquid non-U.S. commercial paper of non-U.S. issuers cannot exceed 10% of the Fund’s net assets. Since the Fund may contain commercial paper issued by non-U.S. corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by a Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

The Fund’s exposure to the commercial paper of any single financial institution shall be limited to 3% of the Fund’s total assets if that commercial paper has a remaining maturity of more than seven days.

ZERO COUPON BONDS

These are securities issued at a discount from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond's purchase price and its face value, is taken into account as income.

 BANK OBLIGATIONS

Assets of the Fund may be invested in U.S. dollar-denominated negotiable certificates of deposit and fixed time deposits of banks, savings and loan associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-U.S. branches of such banks, or of non-U.S. banks or their U.S. or non-U.S. branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest credit quality rating category for short-term debt obligations by at least two NRSROs (or by one, if only one NRSRO has rated the security)(e.g., Moody's and S&P) or, if unrated, are of comparable quality to securities within the highest credit-quality rating categories as determined by or under the direction of the Board of Trustees. There is no additional percentage limitation with respect to investments in negotiable certificates of deposit and fixed time deposits of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Although early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of BBH, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Fund are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund’s net assets would be invested in such deposits.

Since the  Fund may contain U.S. dollar-denominated certificates of deposit and fixed time deposits that are issued by non-U.S. banks and their non-U.S. branches, the  Fund may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers  generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Fund from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund would reduce its net income available for distribution to investors however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers.

MUNICIPAL SECURITIES

Municipal Bonds. These are securities issued by state and local government and regional authorities which provide interest income that is exempt from federal income taxes, other than AMT. They generally have maturities of one year or more. These securities have two principal classifications: general obligations and revenue bonds.
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General Obligations. These securities are backed by the municipality’s pledge of full faith, credit and taxing power. Issuers of general obligation bonds include states, counties, cities, towns and regional districts.

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Revenue Obligations.  These securities are backed by revenues generated by a specific project, facility or tax. Revenue Bonds are issued to finance a wide variety of capital projects including municipal water, sewer and power utilities; healthcare facilities; transportation projects; higher education or housing facilities; industrial development and resource recovery bonds and lease-backed bonds (including certificates of participation and municipal lease obligations).

Refunded or Escrowed Bonds.  These are general or revenue bonds that have been fully secured or collateralized by an “escrow fund” consisting of U.S. government obligations that can adequately meet interest and principal payments. Refunded bonds often receive a triple A or equivalent rating. Refunded bonds bear the same interest rate and have a very high credit quality. However, as the original bond approaches its pre-refunded date, the bond’s price will fall to its pre-refunded price.

Municipal Notes.  These are securities issued by state and local government and regional authorities which provide interest income that is exempt from federal income taxes, other than AMT. They generally have maturities of less than one year. These securities include tax, revenue and bond anticipation notes.

Certificates of Participation.  Certificates of participation are lease financing agreements in the form of a security that is similar to municipal bonds. If a municipality (lessor) does not have a current need for certain facilities, the facility can be leased to a designated non-profit corporation (trustee) that would in turn sub-lease the facility to other organizations. The trustee would then sell certificates of participation in the future sub-lease payments. Like municipal bonds, certificates of participation have a face value, a maturity date and set interest rate. However, unlike municipal bonds, certificates of participation are secured only by ownership of the asset and rights of the lessor to receive rental payments under the lease financing agreement.

Municipal Lease Obligations.  These securities are created to finance the purchase of property of public use. The property is then leased to a state or local government and these leases secure the municipal lease obligations.  However, municipal lease obligations differ from other municipal securities because each year the lessee’s governing body must appropriate the money to make the lease payments. If the money is not appropriated, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligation may not be paid. Since annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of public debt, and may allow an issuer to increase government liabilities beyond constitutional limits. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

SUPRANATIONAL AGENCIES

Obligations of supranational agencies, such as the World Bank, may be supported by appropriated but unpaid commitments of its member countries, although there is no assurance that these commitments will be undertaken in the future.

REPURCHASE AGREEMENTS

A repurchase agreement is an agreement in which the seller (“Lender”) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest.  If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral.  In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances.   Repurchase agreements collateralized entirely by cash or U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7 and may be deemed to be investments in the cash or U.S. government securities.
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A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 5% of the market value of the Fund's total assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than BBH.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements may be entered into only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. government securities. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This is the speculative factor known as "leverage." If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. In these circumstances, the Fund entering into reverse repurchase agreements may have a negative impact on the ability to maintain the Fund's net asset value (“NAV”) of $1.00 per share. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Fund if, as a result, more than one-third of the market value of the Fund's total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund's obligations created by reverse repurchase agreements is reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations do not exceed, in the aggregate, one-third of the market value of the Fund's assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund's purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's NAV. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such a segregated account consists of liquid high grade debt securities marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

LOANS OF PORTFOLIO SECURITIES

Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to BBH or to any affiliate of the Trust, the Fund or BBH. However, BBH may act as a security lending agent for the Fund and receive customary fees of its services.

Loans of portfolio securities up to 30% of the total value of the Fund are permitted and may be entered into for not more than one year.

BORROWING

The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings. The Fund must reduce the amount of its borrowings within three days if its asset coverage falls below 300%. As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on the Fund of any increase or decrease in the value of its investments (which would have a corresponding effect on the Fund's share value). Money borrowed is also subject to interest costs.

INVESTMENT RESTRICTIONS

The Fund operates under the following investment restrictions, which are deemed fundamental policies and which may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information").

The Trust may invest some or all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund. However, the Trust, with respect to the Fund, may not:

Diversification
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry.  For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.  Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended.

Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities," as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that a Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 5% of a Fund’s net assets.

Investing in Other Investment Companies
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with a Fund's investment adviser.
The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.

Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Pledging Assets
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short
The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time;

Restricted Securities
The Fund will not purchase securities that are restricted at the time of purchase, except Rule 144A securities.

For purposes of the above limitations:

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the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments;”

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except with respect to borrowing money, if a percentage or rating restriction on an investment is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or changes in portfolio size or a later change in the rating of a portfolio security is not considered a violation of policy. With respect to illiquid securities, if a percentage limitation is similarly exceeded, the Fund will consider reducing its holdings of illiquid securities as appropriate.

MANAGEMENT Information pertaining to the Trustees and executive officers of the Trust is set forth below.  All of the Trustees are not “interested persons” of the Trust as defined by the 1940 Act.

Name, Birth Date and Address	Position(s) Held with Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee^	Other Director-ships Held by Trustee
Joseph V. Shields Jr. Birth Date: March 17, 1938 Shields & Company 140 Broadway New York, NY 10005	Chairman of the Board and Trustee	Since 2007	Managing Director, Chairman and Chief Executive Officer of Shields & Company (member of New York Stock Exchange (“NYSE”)); Chairman of Capital Management Associates, Inc. (registered investment adviser); Director of Flower Foods, Inc. (NYSE listed company).	4	None
David P. Feldman Birth Date: November 16, 1939 C/O BBH 140 Broadway New York, NY 10005	Trustee	Since 2007	Director of Jeffrey Co. (1992 to present); Director of QMED (1999 to May 2007).	4	Director of Dreyfus Mutual Funds (59 Funds)
Alan G. Lowy Birth Date: April 17, 1939 4111 Clear Valley Drive Encino, CA 91436	Trustee	Since 2007	Private Investor.	4	None
Arthur D. Miltenberger Birth Date: November 8, 1938 503 Darlington Road Ligonier, PA 15658	Trustee	Since 2007	Retired; Trustee, R.K. Mellon Family Trust (1981 to June 2003); Director of Aerostructures Corporation (aircraft manufacturer) (1996 to July 2003).	4	None
H. Whitney Wagner Birth Date: March 3, 1956 Clear Brook Advisors 75 Rockefeller Plaza, 14th Floor New York, NY 10019	Trustee	Since 2007	President, Clear Brook Advisors, a registered investment advisor.	4	None
Officers
John A. Gehret Birth Date: April 11, 1959 140 Broadway New York, NY 10005	President and Principal Executive Officer	Since 2008	President and Principal Executive Officer of the Trust; Joined BBH in 1981 and has been a Partner of the firm since 1998.	N/A	N/A
Charles H. Schreiber Birth Date: December 10, 1957 140 Broadway New York, NY 10005	Treasurer and Principal Financial Officer	Since 2007	Treasurer and Principal Financial Officer of the Trust; Senior Vice President of BBH since September 2001; Joined BBH in 1999.	N/A	N/A
Mark B. Nixon Birth Date: January 14, 1963 140 Broadway New York, NY 10005	Assistant Secretary, Assistant Treasurer	Since 2007
Assistant Secretary and Assistant Treasurer of the Trust, Vice President of BBH (since October 2006), Accounting Manager, Reserve Funds (August 2005-September 2006) Assistant Controller, Reserve Funds (February 2005-August 2005), Private Consultant (December 2001-February 2005).

				N/A	N/A
Beth Haddock Birth Date: December 10, 1965 140 Broadway New York, NY 10005	Chief Compliance Officer	Since 2007
Chief Compliance Officer of the Trust (September 2007–present); Chief Compliance Officer for the FINRA/NYSE and SEC compliance programs and Associate Compliance Director for the global compliance program (April 2005-present); Deputy General Counsel of AXA Advisors/AXA Financial (November 1997-April 2005)

				N/A	N/A
Sue M. Rim-An Birth Date: September 10, 1970 140 Broadway New York, NY 10005	Anti-Money Laundering Officer	Since 2008
Anti-Money Laundering Officer, Vice President of BBH (September 2007-present); AMI Officer at UBS Investment Bank (April 2006-August 2007); AML Officer & Vice President in Private Client Services at Bear Stearns & Co. (June 1992-April 2006)
				N/A	N/A
Suzan Barron Birth Date: September 5, 1964 50 Milk Street Boston, MA 02109	Secretary	Since 2009
Senior Vice President and Senior Investor Services Counsel, Corporate Secretary and Regulatory Support Practice of Fund Administration, BBH&Co. (November 2005 to present).  Previously, Vice President and Counsel, Old Mutual Asset Management.
				N/A	N/A
Alexander Tikonoff Birth Date: December 23, 1974 50 Milk Street Boston, MA 02109	Assistant Secretary	Since 2009	Assistant Vice President, Investor Services Counsel, BBH&Co. (August 2006 to present); Supervisor in fund accounting and client service group, BBH&Co. (August 2000 to August 2006).	N/A	N/A
Theodore J. Boudria Birth Date: June 26, 1968 70 Franklin Street Boston, MA 02110	Assistant Treasurer	Since 2008	Assistant Treasurer of the Trust; Senior Vice President (since 2009);Vice President (2003-2009); Joined BBH in 1995.	N/A	N/A

Albert C. Pegueros Birth Date: January 27, 1965 50 Milk Street Boston, MA 02109	Assistant Treasurer	Since 2009
Vice President, Assistant Treasurer, U.S. Fund Administration Financial Reporting and Treasurer Support Department, BBH&Co. (July 2008 to Present); Assistant Vice President, U.S. Fund Administration Financial Reporting and Treasurer Support Department, BBH&Co. (May 2005 to July, 2008).

			N/A	N/A

#
  All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust's By-laws).Each Trustee previously served on the Board of Trustees of the Predecessor Fund.

^	The Fund Complex consists of the Trust, which has four series and each is counted as one "Fund" for purposes of this table.

BOARD OF TRUSTEES

The Trust's Board of Trustees (the “Trustees”), in addition to supervising the actions of the Trust's Investment Adviser, the Administrator, Distributor, Transfer Agent and outside auditor as set forth below, decide upon matters of general policy with respect to the Trust.  The Trustees meet at least quarterly to review the investment performance of the Fund and other operational matters, including policies and procedures designed to promote compliance with various regulatory requirements.  At least annually, the Trustees of the Trust review the fees paid to the Investment Adviser for investment advisory services, and evaluate, among other things, the quality of such services and comparative fee information with respect to similar investment companies.  The Trustees are assisted in this process by independent legal counsel.

The Trustees (except Mr. Shields) serve on an Audit Committee that selects the independent public accounts for the Fund and review accounting policies and controls.

Messrs. Shields and Feldman serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the "fair value" of any security for which market quotations are not readily available.

Trustee Equity Ownership as of 12/31/08

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in BBH Trust
Joseph V. Shields, Jr.	None	None
David P. Feldman	$10,000 - $50,000	$10,000 - $50,000
Alan G. Lowy	None	None
Arthur D. Miltenberger	None	Over $100,000
Samuel F. Pryor, IV**	None	None
H. Whitney Wagner	None	$50,001 - $100,000

COMPENSATION

Each member of the Board of Trustees receives a base annual fee of $50,000 and such base annual fee is allocated among all series of the Trust, based upon their respective net assets). The Chairman of the Board (Mr. Shields) and the Chairman of the Audit Committee (Mr. Miltenberger) receive an additional fee of $12,500 and $10,000 per year, respectively. In addition, each Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings).

Trustee Compensation for the Fiscal Year Ended 6/30/2009

Name of Person, Position	Aggregate Compensation from the Fund
Joseph V. Shields, Jr., Trustee	$16,365
David P. Feldman, Trustee	$12,807
Alan G. Lowy, Trustee	$12,807
Arthur D. Miltenberger, Trustee	$15,645
Samuel F. Pryor, IV, Trustee**	$12,807
H. Whitney Wagner, Trustee	$12,807

Name of Person, Position	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex* paid to Trustee
Joseph V. Shields, Jr., Trustee	None	None	$62,500
David P. Feldman, Trustee	None	None	$50,000
Alan G. Lowy, Trustee	None	None	$50,000
Arthur D. Miltenberger, Trustee	None	None	$60,000
Samuel F. Pryor, IV, Trustee	None	None	$50,000
H. Whitney Wagner, Trustee	None	None	$50,000
*The Fund Complex consists of the Trust, which has four series and each is counted as one “Fund” for purposes of this table.
**Mr. Pryor resigned as an Independent Trustee of the Trust on November 9, 2009.

Because of the services rendered to the Trust by the Investment Adviser and the Administrators, the Trust requires no employees other than its Officers, and the Officers receive no compensation from the Trust or the Funds.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pursuant to the Agreement with the Trust, subject to the general supervision of the Trustees and in conformance with the stated policies of the Fund, BBH, through members of its SID, provides investment advice  and portfolio management services to the Fund.  BBH provides administrative services to the Fund.

The Agreement between the Investment Adviser and the Fund is dated February 1, 2007 and remains in effect for two years from such date and thereafter, but only as long as the Agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund’s outstanding voting securities" (as defined in the 1940 Act) or by the Fund’s Trustees, and (ii) by a vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such  approval.  The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to BBH and by BBH on 90 days' written notice to the Fund. (See "Additional Information.”)

The investment advisory services of BBH, through its SID, to the Fund are not exclusive under the terms of the Agreement.  BBH, through its SID, is free to and does at times render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and BBH dated December 11, 2006, the Trust, including each series thereof, may use "Brown Brothers Harriman" in their names. The license agreement may be terminated by BBH at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and BBH. Termination of the license agreement would require the Trust to change its name and the names of the Funds to eliminate all references to Brown Brothers Harriman.

BBH has been retained by the Trust to serve as Fund Administrator (the “Administrator”) to the Trust under the terms of the Agreement.  In its capacity as Administrator of the Trust, BBH administers all aspects of the Trust's ’s operations subject to the supervision of the Board of Trustees except as set forth above under "Investment Adviser" and below under “Distributor.”  In connection with its responsibilities as Administrator and at its own expense, BBH (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust  by others, including the Transfer and Dividend Disbursing Agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and the Fund's prospectus, the printing of such documents for the purpose of filings with the SEC and state securities administrators, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

The combined investment advisory and administrative services Agreement fee paid to BBH is calculated daily and paid monthly at an annual rate equal to 0.25% on the first $1 billion and 0.20% on amounts over $1 billion of the Fund’s average daily net assets.

For the fiscal years ended June 30, 2009, 2008 and 2007, the Fund incurred $5,026,075, $5,642,976 and $1,953,367, respectively, in fees for investment advisory and administrative services.

DISTRIBUTOR

ALPS Distributors, Inc., (“ALPS”) serves as Distributor of the Fund’s shares.  Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203.  The Distribution Agreement dated as of October 5, 2009 between the Trust and ALPS remains in effect for two years from February 1, 2010 and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement was approved by the Independent Trustees of the Trust on December 8, 2009. The agreement terminates automatically in the event of its assignment, and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to ALPS; and (ii) by ALPS on sixty (60) days' written notice to the Trust.

SHAREHOLDER SERVICING AGENT

The Trust has entered into a shareholder servicing agreement with BBH pursuant to which BBH, as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions in the  Fund’s shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, BBH receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the Fund’s average daily net assets represented by the Regular Shares owned during the period for which payment was being made by shareholders who did not hold their shares with an eligible institution.

FINANCIAL INTERMEDIARIES

From time to time, the Fund and/or its Shareholder Servicing Agent enter into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer.  Pursuant to such contract, each Financial  Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers’ shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares  in a  customer's account; transmits  proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund.  A Financial Intermediary may designate other intermediaries to accept purchase and redemption orders for Fund shares. Customer orders are priced at the Fund's NAV next determined after such order has been accepted by such customer's Financial Intermediary or its authorized designee.  The Fund will be deemed to have received a purchase or redemption order for Fund shares when the Financial Intermediary or its authorized designee accepts such order.  For these services, the Financial Intermediary receives such fees from the Fund or the Shareholder Servicing Agent as may be agreed upon from time to time between the parties.

ELIGIBLE INSTITUTIONS

The Fund enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which each financial institution, as agent for the Trust with respect to shareholders of and prospective investors in the Fund who are customers with that financial institution, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer's shares in its name or its nominee name on the shareholder records of the Fund; assists in  processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either  separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund.  For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.05% of a Fund's average daily net assets represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

The Fund’s organizational documents provide that, at any meeting of shareholders of the Fund, each eligible institution may vote any Shares as to which that eligible institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that eligible institution is the agent of record. Any shares so voted by an eligible institution will be deemed to be represented at the meeting for purposes of quorum requirements.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

BBH (the "Custodian"), 140 Broadway, New York, New York 10005, is the Custodian for the Fund.  As Custodian for the Fund, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust.  Cash is held for the Fund in demand deposit accounts at the Custodian.  Subject to the supervision of the Administrator of the Trust, the Custodian maintains the accounting records for the Fund and each day computes the NAV per share of the Fund.

ALPS Fund Services, Inc. at 1290 Broadway, Suite 1100, Denver, CO 80203 is the Transfer and Dividend Disbursing Agent for the Fund.   The Transfer and Dividend Disbursing Agent is responsible for maintaining the books and records detailing ownership of the Fund’s shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116-5022 is the independent registered public accounting firm for the Fund.

CODE OF ETHICS

The Trust, the Investment Adviser and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The Investment Adviser’s code of ethics is also maintained pursuant to the Investment Advisers Act of 1940. Each code of ethics permits personnel subject to such code of ethics to invest in securities, including securities that may be purchased or held by the Fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Adviser and the Distributor are on file with the SEC.

Conflicts of Interest

Certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the Investment Adviser, BBH&Co. provides administrative, custody, fund accounting, and securities lending services to the Fund. BBH&Co. may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund.  For example, in negotiating fee arrangements with affiliated service providers, BBH&Co. may have an incentive to agree to higher fees than it would in the case of unaffiliated providers.  Also, because its advisory fees are calculated by reference to a Fund’s net assets, the Investment Adviser and its affiliates may have an incentive to seek to overvalue certain assets.

The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or brokerage services. The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and brokerage services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.
Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

BBH&Co. may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH&Co. to the third party. BBH&Co. may pay a solicitation fee for referrals and/or advisory or incentive fees.

BBH&Co., including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all clients including the Funds. BBH&Co. has adopted and implemented policies and procedures that seek to manage conflicts. The Investment Adviser monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions, the investment in only those securities that have been approved for purchase by an oversight committee, and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH&Co. has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH&Co. has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts. For example, the Funds have designated a chief compliance officer and have adopted and implemented policies and procedures designed to manage the conflicts identified above and other conflicts that may arise in the course of the Funds’ operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts.  The Trustees receive regular reports from the Investment Adviser and the Funds’ chief compliance officer on areas of potential conflict.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Voting Policy and Procedures

The Board of Trustees to the Fund has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Investment Adviser, also referred to herein as the SID.  In order to mitigate any potential conflict of interest, the SID (through BBH) has retained an independent third party proxy agent (“Proxy Agent”) to recommend how to vote a Fund’s proxy. The Board has also approved the SID’s policies and procedures for voting the proxies, which are summarized below.

The SID has adopted proxy voting policies and procedures concerning the voting of proxies of its Fund clients (the “Proxy Policy and Procedures”). Pursuant to the Proxy Policy and Procedures, the Investment Adviser reviews and analyzes the recommendations of the Proxy Agent and from time to time may depart from such recommendations based on its own analysis and discretion.  The Proxy Policy and Procedures are reviewed periodically, and, accordingly, are subject to change.

The Proxy Agent maintains proxy guidelines, reviewed at least annually by the Investment Adviser, that present its typical voting posture for routine and non-routine issues. Generally, the Proxy Agent recommends voting in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer’s board of directors and management; and maintain or increase the rights of shareholders.  Whether the Proxy Agent or the Investment Adviser supports or opposes a proposal will depend on the specific circumstances described in the proxy statement and other available information.

For more information on the Proxy Policy and Procedures, described herein, Investors in the Fund may request a copy of the Proxy Voting Policy and Procedures by calling BBH’s Toll-free number for Shareholder Inquiries: 1-800-575-1265.

Proxy Voting Report

A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is upon request and without charge by calling BBH’s Toll-free number for Shareholder Inquiries: 1-800-575-1265 or by going to http://www.sec.gov.

Portfolio Holdings Information Information concerning the Fund’s portfolio holdings is available on the BBH Funds’ website at www.bbhfunds.com.  A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month. In order to comply with amendments to Rule 2a-7, effective October 7, 2010, information concerning the Fund’s portfolio holdings will be posted on the website five business days after the end of the month and remain posted on the website for six months thereafter.

Monthly portfolio holdings information will remain available and be updated on a continuous basis.

The Board of Trustees receive periodic reports from BBH, through the SID, showing arrangements involving the disclosure of portfolio securities.

You may also access from the “Online Literature/Holdings Report” section of the website portfolio information as of the end of the Fund’s fiscal quarters.  Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter.  This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

The Fund may also provide nonpublic portfolio holdings information to Standard & Poor’s for purposes of rating the Fund.

To address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information.  Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security.  Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided.  Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished.

NET ASSET VALUE

The NAV of the Fund’s Shares is normally determined each day the NYSE is open for regular trading and the Federal Reserve banks are open for business. (As of the date of this SAI, the NYSE and banks are open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.) This determination of NAV of each share of the Fund is made once during each such day as of the close of regular trading on the NYSE by subtracting from the value of the Fund's total assets the amount of liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the NAV of each share will remain constant at $1.00 per share and, although no assurance can be given that it will be able to do so on a continuing basis, the Trust employs specific investment policies and procedures to accomplish this result.

The Fund’s assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the securities held fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. Although the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Fund would receive if the security were sold.

Pursuant to Rule 2a-7 of the 1940 Act, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of the Fund's shareholders. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the shareholders and investors, the Trustees have established procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective of its investors, to stabilize the NAV as computed; (ii) the procedures include periodic review by the Trustees, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Fund’s net assets using amortized cost and the value of the Fund’s net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; (iv) the Trustees will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Fund’s  net assets by using available market quotations, or reducing the value of interest in the Fund, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation; and (iv) the procedures include periodic testing of the Fund’s ability to maintain a stable NAV per share based upon certain hypothetical events, including changes in short-term interest rates, changes in shareholder redemptions, downgrades of or defaults on portfolio securities, and changes of spreads between yields on appropriate benchmarks.

Such conditions also generally require that: (i) investments be limited to instruments that the Trustees determine present minimal credit risks and which are of high quality as determined by any NRSRO that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general  supervision of the Trustees; (ii) a dollar-weighted average portfolio maturity of not more than 60 days be maintained and no instrument is purchased with a remaining maturity of more than 397 days; (iii) the Fund’s available cash will be invested in such a manner as to reduce such maturity to 60 days or less as soon as is reasonably practicable, if the disposition of a  portfolio security results in a dollar-weighted average portfolio maturity of more than 60 days; and (iv) no more than 5% of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities).

It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in any of the Fund.

COMPUTATION OF PERFORMANCE

The current and effective yields of the Fund may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day  period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. In addition, the Trust may use an effective annualized yield quotation for the Fund computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result. Based upon this latter method, the effective annualized yield for the seven-day calendar period ended December 31, 2008 was 1.22% for the Regular Shares and 1.46% for the Institutional Shares, respectively. Performance throughout this Statement of Additional Information is that of the Predecessor Fund. The Fund has the same investment objective and policies as its Predecessor Fund.

The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Fund, changes in interest rates on investments, and Fund's expenses during the period.

Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives.  However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

The Fund’s "yield" and "effective yield" and “tax equivalent yield” may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Such yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund’s investment results and/or comparisons of its investment results to various unmanaged indexes (such as 1-month LIBOR) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Fund’s investment results as used in such communications are calculated in the manner set forth below.

The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

When Shares of the Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

PURCHASES AND REDEMPTIONS

A confirmation of each purchase and redemption transaction is issued upon execution of that transaction.

A shareholder's right to any redemption may be suspended for more than seven days: (i) during periods when the NYSE is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the NAV of, portfolio securities to be unreasonable or impracticable, (iii) Fund’s Board, including a majority of disinterested Trustees, determines that the deviation between the Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results or (iv) for such other periods as the SEC may permit.

Redemptions from the Fund are processed once a completed account application with a certified taxpayer identification number has been received.

In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

FEDERAL TAXES

Each year, the Trust intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Under Subchapter M of the Code, the Fund is not subject to federal income taxes on amounts distributed to shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to continue to meet such requirements.

Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund’s fiscal year. Additional tax information is mailed to shareholders in January. Under U.S. Treasury regulations, the Trust and each eligible institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

This tax discussion is based on the tax laws and regulations in effect on the date of this SAI; however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

Return of Capital. If the NAV of shares is reduced below a shareholder’s cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

Redemption of Shares. Any gain or loss realized on the redemption of shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution.

Treatment of Distributions. The non-exempt portion of dividends is taxable as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These dividends are not eligible for the dividends-received deduction allowed to corporate shareholders. Capital gains distributions are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares and regardless of the length of time a particular shareholder has held shares of the Fund.

Other Taxes. The treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their tax advisors regarding any state or local taxes.

To maintain a constant $1.00 per share NAV, the Trustees may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005.  Its office is located at 140 Broadway, New York, New York 10005; its telephone number is (800) 625-5759.  The Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

Each share of the Fund represents an equal proportional interest in the Fund with each other share.  Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Shares of the Trust entitle their holders to one vote per full and fractional share.  Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class.  Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other shareholders in the Trust would not be able to elect any Trustee.  The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Declaration of Trust or By-laws.  Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.  Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders.  Shares have no preemptive or conversion rights.  The rights of redemption are described in the Prospectus.  Shares are fully paid and non-assessable by the Trust.  The Trust's Agreement and Declaration of Trust provide that the Trust may, upon the approval of its Board, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder.  This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Share certificates are not issued by the Trust.

The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trustees of the Trust themselves have the power to alter the number and the terms of office of the Trustees of the Trust, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees of the Trust have been elected by the shareholders.

The Agreement and Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Eligible Institution or Financial Intermediary may vote  any shares as to which that Eligible Institution or Financial Intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution or Financial Intermediary is the agent of record. Any shares so voted by an Eligible Institution or Financial Intermediary are deemed represented at the meeting for all purposes including quorum requirements.

The Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust's Trustees individually but only upon the property of the Trust and that the Trust's Trustees are not liable for any action or failure to act, but nothing in the Agreement and Declaration of Trust protects a Trust's Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

With respect to the Fund, the Trust may, in the future, seek to achieve the Fund’s investment objective by investing all of the Fund’s investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. Such an investment would be made only if the Trustees believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Trust is requested to vote on matters pertaining to the investment company, the Trust would hold a meeting of the Fund’s shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund’s shareholders.

However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund’s shareholders with respect to: (a) any proposal relating to the investment company in which the Fund’s assets were invested, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund; or (b) any proposal with respect to the investment company that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Fund.

PORTFOLIO BROKERAGE TRANSACTIONS

The securities in which the Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible, transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions given the market environment at the time. In seeking to implement the Fund’s policies, the Investment Adviser effects transactions with those brokers and dealers who the investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Fund, the Fund will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities.

On those occasions when BBH deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, BBH, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by BBH in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

Although the Fund generally holds investments until maturity and does not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if it believes such disposition advisable.

It is expected that the investment in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company.

BOND, NOTE AND COMMERCIAL PAPER RATINGS

There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks. Since the Fund may contain U.S. dollar-denominated certificates of deposit, fixed time deposits and bankers' acceptances that are issued by non-U.S. banks and their non-U.S. branches, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of U.S. issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-U.S. deposits, less liquidity and more volatility in non-U.S. securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-U.S. bank obligations may be subject to less stringent or different regulations than are U.S. bank issuers, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Income earned or received by the Fund from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund would reduce its net income available for distribution to investors; however, the Investment Adviser would consider available yields, net of any required taxes, in selecting securities of non-U.S. issuers. While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Fund are not invested in obligations of BBH, or the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Fund are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Fund's net assets would be invested in such deposits.

BOND, NOTE AND COMMERCIAL PAPER RATINGS

Moody's

Aaa, Aa and A – Bonds rated Aaa are judged to be of the "Best Quality.” The rating of Aa is assigned to bonds that are of "high quality by all standards,” but long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds are generally known as "high grade bonds.” The foregoing ratings for bonds are sometimes presented in parentheses preceded with a "con" indicating that the bonds are rated conditionally. Issues rated Aaa or Aa may be further modified by the numbers 1, 2 or 3 (3 being the highest) to show relative strength within the rating category. Bonds for which the security depends upon the completion of some act or upon the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operation experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition. Bonds rated A are considered as upper medium grade obligations. Principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Standard & Poor's

AAA, AA and A - The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest. Bonds rated AA are considered "high grade," are only slightly less marked than those of AAA ratings and have the second strongest capacity for payment of debt service. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat susceptible to adverse effects or changes in circumstances and economic conditions. Bonds rated AA or A may be modified with a plus (+) or a minus (-) sign to show relative strength within the rating category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. Although a provisional rating addresses credit quality subsequent to completion of the project, it makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

Fitch

AAA, AA and A - Bonds rated AAA are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue. Bonds rated A are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Note and Variable Rate Investment Ratings

Moody's - MIG-1 and MIG-2. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, through not as large as MIG-1.

S&P - SP-1 and SP-2. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+). SP-2 denotes a satisfactory capacity to pay principal and interest.

Fitch - F-1+, F-1 and F-2. Notes assigned F-1+ are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. Notes assigned F-2 have a satisfactory degree of assurance for timely payment, but margins of protection are not as great as for issues rated F-1+ and F-1. The symbol LOC may follow a note rating which indicates that a letter of credit issued by a commercial bank is attached to the note.

Corporate Commercial Paper Ratings

Moody's - Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

S&P - Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

Fitch - Commercial Paper ratings reflect current appraisal of the degree of assurance of timely payment. F-1+ issues are regarded as having the strongest degree of assurance for timely payment. An F-1 rating reflects an assurance of timely payment only slightly less in degree than an F-1+ rating. The symbol LOC may follow either category and indicates that a letter of credit issued by a commercial bank is attached to the commercial paper.

Other Considerations

The ratings of S&P, Moody's and Fitch represent their respective opinions of the quality of the securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields and securities of the same maturity and coupon with different ratings may have the same yield.

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

With respect to the securities offered by the Fund, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-942-8090. Additionally, this information is available on the EDGAR database at the SEC's Internet site at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

A copy of the Declaration of Trust establishing the Trust is on file in the office of the Secretary of the State of Delaware.

FINANCIAL STATEMENTS

The Annual Report of the Fund dated June 30, 2009 has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference.

Appendix – Listing of Service Providers
The following is a list of persons other than the Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Legal Counsel
Sullivan & Cromwell LLP

Service Providers
ALPS Distributors, Inc.

Security Pricing Services
Interactive Date Corp
ITG, Inc.
FT Interactive
Reuters, Inc.

Ratings Agencies
Moody’s Investor Service
Standard & Poor’s